UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

AMG FUNDS

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: MAY 31

Date of reporting period: JUNE 1, 2017 – MAY 31, 2018

(Annual Shareholder Report)

Item	1. Reports to Shareholders

ANNUAL REPORT

AMG Funds

May 31, 2018

AMG Managers Essex Small/Micro Cap Growth Fund
Class N: MBRSX

amgfunds.com	053118 AR015

AMG Funds
Annual Report — May 31, 2018

TABLE OF CONTENTS	PAGE

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULE OF PORTFOLIO INVESTMENTS	4

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	12
Balance sheet, net asset value (NAV) per share computation and cumulative undistributed amounts

Statement of Operations	13
Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	14
Detail of changes in assets for the past two fiscal years

Financial Highlights	15
Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	16
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	21

OTHER INFORMATION	22

TRUSTEES AND OFFICERS	23

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The fiscal year ended May 31, 2018, was a strong period for equity markets as the health of the global economy improved and positive investor sentiment stretched the U.S. bull market into its ninth year. The S&P 500® Index, a widely followed barometer of the U.S. equity market, returned 14.38% in the 12 month reporting period. During this time, small cap stocks outperformed large caps with a 20.76% return, as measured by the Russell 2000® Index.

With the support of a strong global economy, tax reform, and strong corporate profits, equities climbed higher in the second half of 2017 and into the beginning of 2018. Improving gross domestic product (GDP) growth in developed markets and falling unemployment rates helped bolster investor confidence. The past year also marked a turning point for the broader global economy as growth accelerated in a more coordinated fashion around the world and commodity prices recovered. Following a remarkably calm period, volatility returned to financial markets early in 2018, driven in part by concerns of rising inflation and the threat of trade wars. For the first time since early 2016, the U.S. equity market entered a correction, however, a subsequent rally helped the market close the fiscal year near all-time highs.

In total, eight out of eleven sectors of the S&P 500® Index were positive during the 12 month reporting period, but there was significant dispersion in performance across sectors. Information technology and financial stocks led the Index with returns of 28.16% and 18.97%, respectively. Consumer staples demonstrated the weakest performance followed by telecoms and utilities with (10.39)%, (3.60)% and (2.09)%, respectively. FAANG stocks continued to drive returns with Facebook, Amazon, Apple, Netflix and Alphabet (formerly Google Inc.) contributing 3.06% to overall returns. Overall, growth stocks significantly outperformed value with returns of 21.02% and 8.25% for the Russell 1000® Growth and Russell 1000® Value Indexes, respectively. International equities and emerging markets demonstrated strong returns, with the MSCI All Country World Index ex-USA and MSCI Emerging Markets Index returning 9.67% and 14.43%, respectively, in the 12 months ending May 31, 2018. Emerging market returns were tempered by the continue threat of trade wars and a strengthening USD, which impacted countries with high USD denominated debt.

Rising interest rates late in the fiscal year quickly eroded the returns for bonds, and the Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, turned negative with (0.37)% return for the 12 months ending May 31, 2018. The yield on the 10-year U.S. Treasury note increased 62 basis points (.62%) during the fiscal year period to yield 2.83% as the U.S. Federal Reserve continued to normalize monetary policy. Investment grade corporates significantly underperformed Treasuries and securitized credits with returns of (0.29)%, 1.32% and 0.90%, respectively. Bond investors willing to accept more credit risk were rewarded with higher returns as high yield bonds performed strongly and credit spreads tightened over most of the fiscal year. The Bloomberg Barclays U.S. Corporate High Yield Index ended the period with a 2.35% return.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies.

We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

AMG Funds

Average Annual Total Returns		Periods ended May 31, 2018*

Stocks:		1 Year	3 Years	5 Years

Large Caps	(S&P 500® Index)	14.38%	10.97%	12.98%

Small Caps	(Russell 2000® Index)	20.76%	10.98%	12.18%

International	(MSCI All Country World ex-USA Index)	9.67%	4.74%	5.46%
Bonds:

Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	(0.37)%	1.39%	1.98%

High Yield	(Bloomberg Barclays U.S. Corporate High Yield Index)	2.35%	4.86%	4.87%

Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	1.11%	2.79%	2.92%

Treasury Bills	(ICE BofAML 6-Month U.S. Treasury Bill Index)	1.32%	0.80%	0.54%

*Source: Factset. Past performance is no guarantee of future results.

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended May 31, 2018	Expense Ratio for the Period	Beginning Account Value 12/01/17	Ending Account Value 05/31/18	Expenses Paid During the Period*
AMG Managers Essex Small/Micro Cap Growth Fund

Based on Actual Fund Return

Class N	1.49%	$1,000	$1,088	$7.76

Based on Hypothetical 5% Annual Return

Class N	1.49%	$1,000	$1,018	$7.49

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

3

AMG Managers Essex Small/Micro Cap Growth Fund Portfolio Manager’s Comments (unaudited)

FISCAL YEAR END MAY 31, 2018

For the fiscal year ended May 31, 2018, the AMG Managers Essex Small/Micro Cap Growth Fund (Class N shares) (the “Fund”) returned 28.26%, outperforming its benchmark, the Russell 2000® Growth Index, which returned 25.08%.

Following another strong year in the lengthy bull market, 2018 began with buoyant optimism regarding economic growth, the positive impact of tax reform and deregulation, and a continuation of the strong momentum trends seen in the fourth quarter. However, sentiment and volatility changed in February, a month which marked the end of a 15-month streak of positive S&P 500® Index returns. This change in volatility was accompanied by signs of the end of quantitative easing (on a worldwide basis) combined with concerns about the rhetoric coming out of Washington regarding tariffs and trade. In fact, President Trump announced steel and aluminum tariffs on March 1, leading to concerns about a potential trade war as well as a potential slowdown of profit growth, both of which impacted market sentiment. Market strength returned with the start of the second quarter of 2018 as markets decided that the trade rhetoric was more bark than bite and that the most likely outcome would be renegotiated trade agreements. Despite the trade and interest rate concerns, economic growth continued to strengthen over the past 12 months with companies indicating plans for further increases in employment, wages, and capital spending. Our long-standing themes of technology driving growth and a return of manufacturing capacity to the United States continue to be relevant and the recent tax and regulatory reforms bolster those theses. We are watching for signs that increased rates of inflation will be enough to negatively impact growth and/or margins, but so far we are not seeing any evidence of that risk. In addition, we will continue to monitor any adverse consequences from the change in Fed policy, but at this point we believe that the modest slowdown in Q1 economic indicators is similar to the pattern that we have seen over the past few years and not an indication of anything more serious. In fact, we have seen a strong rebound in economic growth in Q2 to date with growing evidence that the overall GDP growth could be near 3% for the full calendar year of 2018.

Despite the increase in volatility overall in the market, the growth indices sustained positive returns for the reporting period as winners continued to win. In fact, the growth indices outperformed both the value indices and the broad indices across all market cap breakdowns. We remain concerned about the large spreads between emerging growth and value and the relentless outperformance of a small number of large cap winners versus the multitude of soldiers in the microcap universe. However, we are encouraged by the recent improvement in breadth that we have seen and the ability of smaller cap stocks to outperform during this period of higher volatility. We are monitoring the market for over-exuberance and undue speculation, but we believe that any correction will be moderated by the recent improvement in global leading economic indicators, the steady upward earnings revisions, and improving market breadth. We do not expect the market to appreciate in a straight line going forward, but we believe that the environment remains positive for equity performance.

The Fund outperformed both the benchmark and the Russell Microcap® Growth Index in the 12 months ending May 31, 2018. We have spoken frequently about our belief that our stock picking strength would be demonstrated as the market began to reward the smallest cap segments of the marketplace, so we were pleased that our performance during the reporting period was consistent with that belief. We were particularly pleased that the smallest market cap segment in our portfolio dramatically outperformed both the overall benchmark as well as that segment with an average return of 72% for our names versus only 14% for the benchmark segment (stocks with market caps below $100M). This strong performance demonstrates the value that active management can add in these highly inefficient segments of the market. We were also pleased that we added value across most sectors with positive contributions in health care, consumer discretionary, materials, and energy. We underperformed in financials, technology, and consumer staples.

We remain enthusiastic about the outlook for the smallest names in our universe given the strength of earnings that we have seen combined with the superior valuation of the Russell Microcap® Growth benchmark (at 22.8 times P/E ex negative earnings) versus the Russell 2000® Growth benchmark (at 26 times P/E ex negative earnings). We have been proactively moving our portfolio into the less fully valued areas of the market with an overweight in industrials, increased weightings in financials, materials, energy, and consumer discretionary, and weightings at or below the benchmark in technology and healthcare. We may have been early in these moves, but we believe that we are focused on those areas with the best combination of growth and value looking forward into the next 12 months.

FUND/SECTOR COMMENTARY

Consumer Discretionary: The consumer sector added to performance of the Fund for the reporting period on both stock selection and sector allocation. We remain underweight this sector as retail is still challenging, but have added modestly to our weightings in both consumer discretionary and staples, as these are areas of the market where we still see great value. We saw another solid year from manufactured housing company Cavco Industries Inc. and golf equipment and clothing supplier Callaway Golf Co. In addition, Chegg Inc. had an excellent year as they proved naysayers wrong with very strong tutoring and writing tools results. We believe this early stage growth company will be a disruptor in both higher education and high school study tools. Partially offsetting these solid results was weakness in Big Lots Inc., Nautilus Inc., and Destination XL Group Inc. Big Lots has seen an increase in competitive pressures and has responded with a higher degree of promotional activity than the street was expecting. Although we are disappointed that their operational turnaround has taken a pause here, we believe that the stock is oversold with a 3% dividend yield, a strong balance sheet, and a P/E that is less than 10 times trailing twelve-month earnings. On the other hand, we sold our positions in Nautilus and Destination XL as we lost confidence in their management teams and their abilities to successfully execute on their growth plans. We also had a challenging year in consumer staples with B&G Foods Inc. B&G had a disappointing year as sales of canned vegetables continue to decline faster than the growth in specialty frozen vegetables, and consumer staples stocks fell out of favor. B&G is focused on right-sizing their canned vegetable business and developing new products that are better aligned with consumer tastes. Although these improvements may take some time to develop, we are comfortable waiting with a stock selling at 10 times earnings and carrying an 8% dividend yield. Central Garden and Pet Co., on the other hand, continued to have strong performance as both pet care and garden supplies delivered market share gains within their retail stores.

Materials: Materials, although a small sector for the portfolio, continued to positively impact the portfolio. Carpenter Technology, a supplier of stainless steel and other specialty alloys, had a very strong year as investors realized that they are more than a

4

AMG Managers Essex Small/Micro Cap Growth Fund
Portfolio Manager’s Comments (continued)

commodity steel play. The growth story for Carpenter Technology is continued market share gains within the aerospace, consumer electronics, and electric vehicle market rather than the short-term impact of tariffs. We think that Carpenter Technology will be able to show very strong earnings growth over the next few years as they participate in these growth industries.

Health Care: Healthcare stocks were the largest driver of returns for the Fund and the benchmark. We were particularly pleased with our performance in the healthcare segment given the dual headwinds of Nektar Therapeutics (strong performance during the period, not held in the Fund) in particular and development stage biotech in general. Strong stock selection, especially in the micro-cap names, drove our outperformance. AxoGen Inc. had another excellent year as both sell side analysts and investors recognized the robust growth delivery and potential from this supplier of novel products for nerve repair. AxoGen not only continued their string of beating expected earnings and raising expectations for the next reporting period, but saw increased price targets and increased coverage as more investors flocked to the company. Cutera Inc., a player in the aesthetics space, was very strong in the year, returning over 80% as they continued to beat and raise estimates. We believe that Cutera is a beneficiary of an increased focus on personal appearance in our selfie and Instagram world. Codexis Inc. was another very strong performer for the portfolio with 275% price appreciation, as this supplier of performance enzymes and novel biotherapeutics was recognized by the street following a string of partnership announcements and strong revenue growth. We also had an excellent performance from new holding Tandem Diabetes Care Inc. We purchased Tandem after they completed a successful capital raise and had insider buying. Tandem is gaining market share as they sign new distribution agreements for their diabetes products and is also gaining notice from Wall Street analysts, who have been raising price targets, as the cash raise eased concerns. Tandem positively preannounced their March quarter revenues in early April.

On the negative side, diagnostic medical imaging company Lantheus Holdings Inc. gave back much of their prior gains after they took down guidance modestly. Lantheus uses molybdenum in one of their imaging products; supply was temporarily disrupted due to an unscheduled shutdown from one of their suppliers. However, the mine is back on track and the rest of their outlook was very strong. We also had a challenging performance with Neos Therapeutics, which missed revenue expectations modestly as rebates in their lead ADHD drug were somewhat higher than expected. We believe that Neos is early in its launch of their new ADHD product and that the opportunities for market share gains are significant. In addition, Neos has a full pipeline of other indications for their microparticle technology platform. Vocera Communications came under pressure during the period as investors weighed the risks that revenue growth could slow materially as a number of large contracts were up for renewal. We took our profits in the name as it seems unlikely that they will be able to beat expectations meaningfully in the near future given their lack of backlog growth. We sold our position in Accelerate Diagnostics Inc. following a period of underperformance both on the fundamentals and the stock price. Although we think that their technology for bacterial infection diagnostics is very compelling, we were concerned that their recent string of significantly below expectations revenue growth quarters was likely to continue. Customers are trialing their systems, but they have yet to see volume orders. We would reconsider this name should they show the type of revenue acceleration that a new diagnostic system should deliver.

There are still risks in the sector but the long-term growth drivers for healthcare are as strong as ever. Although we are monitoring the risks from industry challenges on pricing and uncertainty about the outlook for ACA as well as Medicaid and Medicare, we continue to find attractive opportunities with unit growth dynamics that are not yet priced into the underlying stocks. We will maintain our prudent exposure to this area with a focus on companies who can bend the cost curve, benefit from an aging population, and develop innovative solutions to health problems.

Industrials: Performance for industrials added modestly to performance as our solid stock selection was partially offset by our overweight position. This area is our largest overweight relative to the benchmark with a particular focus on infrastructure rebuilding, innovative technologies, automation, and defense. We saw strength from newer holding Aerovironment Inc., which had a very strong year based on their unmanned aerial systems (military surveillance). Aerovironment is seeing very strong demand as they continue to be awarded defense contracts from the Army and the Marine Corps. We also had a strong year with USA Truck Inc., a player in the truckload market that is seeing strong pricing as demand is exceeding supply. We were rewarded with very strong performance as USA Truck was able to show both strong margin improvement and free cash flow. Manitex International Inc. ended the period with very strong performance as construction, farming, and energy demand for their cranes and material handling equipment accelerated. We were rewarded nicely for our patience with Manitex following lackluster performance in the beginning of the year.

On the negative side, LSI Industries Inc., a supplier of LED lighting systems, continued to struggle as investors grappled with some short-term pricing concerns in the LED area. We believe that LED lighting will continue to gain share, particularly in commercial lighting where LSI is a strong player. LSI is selling at a value stock multiple on sales despite showing double digit revenue growth. We sold our position in energy distributor Now Inc. following disappointing performance as we redirected our energy exposure into companies with a superior competitive advantage. Finally, we exited our position in Exone Co. as we decided that we were too early on the growth of the 3-D printing market. Although we believe that 3-D printing, particularly for manufacturing, will be an exciting technology in the future, Exone has not been able to translate their product positioning into acceptable rates of revenue and earnings growth.

Energy: The energy sector underperformed on an absolute basis but added significant value relative to the benchmark. We continue to increase our weighting modestly as this sector is a direct beneficiary of the current administration. Our weighting is now almost 3.3% versus the benchmark at 1.2%. We are maintaining our fairly cautious exposure to direct E&P and oil service companies and instead are focusing on the suppliers into the industry within both the industrials and the energy sector. We added a new name in this sector as we believe that investors have begun to accept our long-standing thesis that oil prices would remain in a broad trading range of $40-$60, but that U.S. based production would rebound as the U.S. has become the swing producer. Profire Energy Inc. is a supplier of chemical management solutions to both the energy and the industrial markets. They are seeing a strong upturn in their bookings and revenue as they gain market share which we do not believe is fully reflected in the price of the stock, despite the very strong performance over the period.

Financials: Financials hurt the performance of the Fund in the second half of the fiscal year as one of our holdings had adverse news. Atlas Financial Holdings Inc., an insurance holding company,

5

AMG Managers Essex Small/Micro Cap Growth Fund
Portfolio Manager’s Comments (continued)

surprised everyone when they announced that they would need to take a significant reserve charge related to accidents in 2015 and earlier. Although we were very disappointed by this charge, the full year earnings loss, and the subsequent reduction in book value for Atlas, we were encouraged that the company is now more than adequately reserved (in excess of what the internal audit requires with no credit being given for the more favorable trends that they are now seeing) and, more importantly, that their new underwriting standards should mitigate future reserve risks. They are currently operating in a hard market for auto insurance given the lack of industry capacity and they are using new predictive analytics tools which seem to be providing excellent results. The stock declined almost 50% on this bad news; we believe that staying the course is the prudent choice at this point.

Technology: The technology sector was a modestly negative contributor to performance for the fiscal year. We had very solid performance in many of our focus areas including the internet of things, financial technology, internet security and factory automation although this strength was offset by sloppy performance from some of our very small cap, less well-followed names. In particular, we had excellent results from the semiconductor related area with both USA Technologies Inc., a supplier of credit card and epay systems for vending machines and other retail points of sale, and Electro Scientific Industries Inc., a provider of semiconductor manufacturing equipment. Both of these companies are benefitting from a cyclical upswing in their businesses as well as from proactive steps that their management teams have taken to restructure their businesses. We also had another strong year from our long-term winner in the industrial laser market, Novanta Inc. Novanta has extended their business opportunity into medical robotics in addition to their previous exposure to factory automation and investors have rewarded the stock appropriately.

On the other hand, some of our undiscovered names drifted down through the period on little news and light volumes as we wait for them to be recognized. In particular, we saw continued weakness in

Telenav Inc., which sold off on concerns about the auto cycle, despite the fact that this supplier of navigation systems into smart car applications is continuing to gain share and new model wins within the auto industry. We also saw weakness from security systems provider Identiv Inc. and optical test equipment provider EXFO Inc. We believe that the common thread among our underperforming technology stocks is limited Wall Street coverage and lack of interest in micro caps within the technology space as most investor attention was focused on the larger cap software stocks in the benchmark. Many of these larger cap companies will “graduate” out of the Russell 2000® Growth Index when the index rebalances in June. We are confident that our under followed growth companies will get discovered as they continue capitalize on their growth opportunities. In addition, we saw continued weakness in Intevac Inc. as investors worried that their growth will slow. We decided to sell our position during the period as we believe that estimates look too high for the next few quarters.

We have been bullish on technology for a number of years with a significant overweight to the portfolio. Recently, other investors have started to recognize the importance of technology both as a driver of change and as an important building block, on the hardware and software side, for continued growth in U.S. manufacturing, automation, energy efficiency, and overall productivity gains within the global economy. We are watching the area closely for signs of over valuation and excessive optimism, but have not yet seen them emerge. We now have a market weight to the area as technology has grown to be the largest sector in our benchmark while our absolute weighting has stayed relatively constant.

OUTLOOK

From a portfolio performance perspective, the first half of 2018 was a continuation of 2017 for the Fund as performance remains skewed to the larger market cap and more liquid names. As noted in our opening paragraphs, the stock market started out this year with a continuation of the trends in the end of 2017 only to change in mid-February as volatility and uncertainty picked up. We were pleased that our performance was solid in the face of these headwinds and, in fact, improved as we entered this more volatile period. As a result, we were able to outperform for the entire reporting period as well.

We are somewhat cautious in the near term on the market as we have not had a correction in some time and we see some areas with very high investor enthusiasm. We believe that the most likely course will be a trading range market as we work off some of the enthusiasm from the past 12 months and new leadership emerges. We would note that valuations become increasingly attractive as the market cap decreases with the concentration of very high valuations in the very upper end of the Russell 2000® Growth benchmark. We think that we are seeing the early signs of a return to active management as breadth improves and less-well discovered companies and sectors of the market begin to outperform. We have moved the portfolio slightly toward the least expensive areas of the market in anticipation of some rotation in the market away from emerging growth and toward traditional value sectors. In addition, we are seeing more signs that the economy is strengthening rather than weakening, which could lead to growth continuing to be better than expected and could drive enthusiasm toward industrials and consumer names.

Fundamental analysis and identification of mispriced growth companies is the bedrock of the Fund’s strong long-term performance. We seek to invest in small and micro-cap growth companies that have the ability to grow faster than the market for a number of years and we aim to opportunistically buy these growth companies when the valuation does not fully reflect their growth prospects. As noted above, the overall market might be relatively expensive, but we continue to find many companies with improving fundamentals and attractive prices. As always, we remain steadfast in our commitment to finding growth wherever growth exists.

This commentary reflects the viewpoints of Essex Investment Management Co., LLC as of May 31, 2018 and is not intended as a forecast or guarantee of future results and is subject to change without notice.

6

AMG Managers Essex Small/Micro Cap Growth Fund
Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Essex Small/Micro Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG Managers Essex Small/Micro Cap Growth Fund’s Class N shares on May 31, 2008, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Essex Small/Micro Cap Growth Fund and the Russell 2000® Growth Index for the same time periods ended May 31, 2018.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG Managers Essex Small/Micro Cap Growth Fund[2,3,4,5,6]

Class N	28.26%	14.40%	8.70%

Russell 2000® Growth Index[7]	25.08%	13.33%	10.47%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.835.3879 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of May 31, 2018. All returns are in U.S. dollars ($).

[2]	From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The Fund is subject to the special risks associated with investments in micro-cap companies, such as relatively short earnings history, competitive conditions, less publicly available corporate information, and reliance on a limited number of products.

[4]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[5]  The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

[6]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

[7]  The Russell 2000® Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell 2000® Growth Index is a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

7

AMG Managers Essex Small/Micro Cap Growth Fund
Fund Snapshots (unaudited)
May 31, 2018

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Health Care	27.0

Information Technology	25.8

Industrials	20.6

Consumer Discretionary	10.7

Financials	4.4

Materials	4.0

Energy	3.3

Consumer Staples	2.7

Short-Term Investments[1]	7.6

Other Assets Less Liabilities[2]	(6.1)

[1]	Includes reinvestment of cash collateral into joint repurchase agreements on security lending transactions.
[2]	Includes repayment of cash collateral on security lending transactions.

TOP TEN HOLDINGS

Security Name	% of Net Assets

Novanta, Inc.	2.4

AxoGen, Inc.	2.2

USA Technologies, Inc.	2.1

Novocure, Ltd. (Jersey)	2.0

Insulet Corp.	1.9

Codexis, Inc.	1.8

Cavco Industries, Inc.	1.7

Chegg, Inc.	1.7

Tandem Diabetes Care, Inc.	1.6

Supernus Pharmaceuticals, Inc.	1.5

Top Ten as a Group	18.9

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

8

AMG Managers Essex Small/Micro Cap Growth Fund
Schedule of Portfolio Investments
May 31, 2018

Shares	Value	Shares	Value

Common Stocks - 98.5%

Consumer Discretionary - 10.7%

Beazer Homes USA, Inc.*	19,112	$288,591

Big Lots, Inc.[1]	3,728	152,512

Callaway Golf Co.	18,172	344,178

Cavco Industries, Inc.*	2,083	432,431

Chegg, Inc.*,1	15,014	419,942

Clarus Corp.*	33,623	247,129

Five Below, Inc.*	4,568	323,003

Johnson Outdoors, Inc., Class A	2,687	203,890

Kirkland’s, Inc.*	14,645	187,895

Shiloh Industries, Inc.*	13,827	143,524

Total Consumer Discretionary		2,743,095

Consumer Staples - 2.7%

B&G Foods, Inc.[1]	7,289	205,185

Central Garden & Pet Co., Class A*	6,348	241,288

SunOpta, Inc. (Canada)*	28,450	233,290

Total Consumer Staples		679,763

Energy - 3.3%

Ardmore Shipping Corp. (Ireland)*	21,934	177,666

Aspen Aerogels, Inc.*	41,953	210,604

Matador Resources Co.*	7,961	223,465

Profire Energy, Inc.*	51,740	242,143

Total Energy		853,878

Financials - 4.4%

Atlas Financial Holdings, Inc.*	13,570	145,877

Bank of Commerce Holdings	19,986	237,833

Evercore, Inc., Class A	2,586	269,978

First Bank/Hamilton NJ1	17,836	242,570

HCI Group, Inc.[1]	5,699	236,281

Total Financials		1,132,539

Health Care - 27.0%

AxoGen, Inc.*	11,526	565,927

BioLife Solutions, Inc.*	21,010	225,017

Bovie Medical Corp.*,1	38,911	152,531

Cerus Corp.*,1	54,650	360,143

Corcept Therapeutics, Inc.*,1	19,347	357,919

Corium International, Inc.*	17,332	148,015

Cutera, Inc.*	9,244	388,248

Eagle Pharmaceuticals, Inc. *	2,654	178,906

Harvard Bioscience, Inc.*	72,888	320,707

Insulet Corp.*	5,206	488,271

Intersect ENT, Inc.*	6,550	279,357

Lantheus Holdings, Inc.*	16,291	$228,074

Mazor Robotics, Ltd., ADR (Israel)*,1	3,762	223,952

Neos Therapeutics, Inc.*,1	25,158	169,817

Novocure, Ltd. (Jersey)*	15,753	495,432

Nuvectra Corp.*	22,135	372,975

Quidel Corp.*	4,013	251,615

Recro Pharma, Inc.*	16,089	87,685

SteadyMed, Ltd. (Israel)*	34,362	158,065

Strongbridge Biopharma PLC*	29,193	189,755

Supernus Pharmaceuticals, Inc.*,1	6,953	391,802

Tandem Diabetes Care, Inc.*	29,419	412,749

Veracyte, Inc.*,1	35,393	270,756

Vericel Corp.*	10,730	144,319

ViewRay, Inc.*	3,602	25,970

Total Health Care		6,888,007

Industrials - 20.6%

AAR Corp.	5,777	258,174

Aerovironment, Inc.*	3,292	190,475

ARC Document Solutions, Inc.*	46,745	91,153

Arotech Corp.*	57,471	218,390

Builders FirstSource, Inc.*	16,660	326,203

Columbus McKinnon Corp.	7,490	310,311

Ducommun, Inc.*	327	11,040

Ennis, Inc.	10,916	199,217

Gencor Industries, Inc.*,1	13,133	205,531

Kornit Digital, Ltd. (Israel)*,1	13,671	234,458

LB Foster Co., Class A*	10,605	246,036

LSI Industries, Inc.	31,406	172,733

Luxfer Holdings PLC (United Kingdom)	15,417	292,769

Manitex International, Inc.*	31,238	363,610

Patrick Industries, Inc.*	5,341	323,665

RADA Electronic Industries, Ltd. (Israel)*	35,806	90,231

Radiant Logistics, Inc.*	46,414	187,977

Sterling Construction Co., Inc.*	26,960	342,662

Tecogen, Inc.*	38,749	142,596

Textainer Group Holdings, Ltd.*	10,312	174,788

Titan Machinery, Inc.*	12,948	234,229

Ultralife Corp.*	15,115	157,196

USA Truck, Inc.*	11,307	262,435

Willdan Group, Inc.*	7,826	223,041

Total Industrials		5,258,920

Information Technology - 25.8%

Adesto Technologies Corp.*,1	32,078	291,910

The accompanying notes are an integral part of these financial statements.
9

AMG Managers Essex Small/Micro Cap Growth Fund
Schedule of Portfolio Investments (continued)

Shares	Value	Shares	Value

Information Technology - 25.8% (continued)

Asure Software, Inc.*	16,056	$281,462

AXT, Inc.*	43,935	318,529

Benefitfocus, Inc.*	6,483	217,505

Control4 Corp.*	10,230	253,602

CUI Global, Inc.*	44,807	124,563

CyberOptics Corp.*,1	15,280	262,052

Datawatch Corp.*	26,771	261,017

Electro Scientific Industries, Inc.*,1	15,619	306,445

EXFO,Inc. (Canada)*	51,794	178,689

The Hackett Group, Inc.	10,958	176,424

Ichor Holdings, Ltd.*,1	10,348	257,458

Identiv, Inc.*	66,137	274,469

Lumentum Holdings, Inc.*,1	3,124	183,535

Luna Innovations, Inc.*	45,526	152,512

Mimecast, Ltd.*	7,625	339,846

Mitek Systems, Inc.*	32,447	280,666

Model N, Inc.*	16,089	287,189

Novanta, Inc.*	9,237	599,019

Perceptron, Inc.*	15	144

Proofpoint, Inc.*	2,855	333,721

QuinStreet, Inc.*	19,051	261,189

Reis, Inc.	10,043	216,929

Telenav, Inc.*	32,850	175,747

USA Technologies, Inc.*	40,475	544,389

Total Information Technology		6,579,011

Materials - 4.0%

Carpenter Technology Corp.	4,568	273,806

Codexis, Inc.*	31,137	467,055

Ferro Corp.*	13,839	283,146

Total Materials		1,024,007

Total Common Stocks (Cost $16,429,490)		25,159,220

Rights - 0.0%

Health Care - 0.0%

Dyax Corp., CVR Expiration 12/31/19*,2,3

(Cost $0)	10,896	$0

	Principal Amount

Short-Term Investments - 7.6%

Joint Repurchase Agreements - 6.9%[4]

Cantor Fitzgerald Securities, Inc., dated 05/31/18, due 06/01/18, 1.800% total to be received $1,000,050 (collateralized by various U.S. Government Agency Obligations, 0.000% - 10.000%, 07/01/18 - 04/20/68, totaling $1,020,000)	$1,000,000	1,000,000

Nomura Securities International, Inc., dated 05/31/18, due 06/01/18, 1.800% total to be received $751,475 (collateralized by various U.S. Government Agency Obligations, 0.000% - 8.500%, 06/01/18 - 04/20/68, totaling $766,467)	751,437	751,437

Total Joint Repurchase Agreements		1,751,437

	Shares

Other Investment Companies - 0.7%

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class Shares, 1.68%[5]	186,633	186,633

Total Short-Term Investments (Cost $1,938,070)		1,938,070

Total Investments - 106.1% (Cost $18,367,560)		27,097,290

Other Assets, less Liabilities - (6.1)%		(1,563,779)

Net Assets - 100.0%		$25,533,511

*	Non-income producing security.
[1]	Some or all of these securities, amounting to $1,680,729 or 6.6% of net assets, were out on loan to various brokers.
[2]	Security’s value was determined by using significant unobservable inputs.
[3]	This security is restricted and not available for re-sale. The security was received as part of a corporate action on January 22, 2016.
[4]	Collateral received from brokers for securities lending was invested in these joint repurchase agreements.
[5]	Yield shown represents the May 31, 2018, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR American Depositary Receipt

CVR Contingent Value Rights

The accompanying notes are an integral part of these financial statements.
10

AMG Managers Essex Small/Micro Cap Growth Fund
Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of May 31, 2018:

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks†	$25,159,220	—	—	$25,159,220

Rights	—	—	$0	$0

Short-Term Investments

Joint Repurchase Agreements	—	$1,751,437	—	1,751,437

Other Investment Companies	186,633	—	—	186,633

Total Investments in Securities	$25,345,853	$1,751,437	$0	$27,097,290

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

At May 31, 2018, the Level 3 securities are Rights received as a result of a corporate action. The security’s value was determined by using significant unobservable inputs which generated a change in unrealized appreciation/depreciation of $(109).

As of May 31, 2018, the Fund had no transfers between levels from the beginning of the reporting period.

The accompanying notes are an integral part of these financial statements.
11

Statement of Assets and Liabilities
May 31, 2018

AMG Managers Essex Small/Micro Cap Growth Fund
Assets:

Investments at Value* (including securities on loan valued at $1,680,729)	$27,097,290

Receivable for investments sold	336,856

Dividend, interest and other receivables	6,900

Receivable for Fund shares sold	27,219

Prepaid expenses and other assets	16,901

Total assets	27,485,166

Liabilities:

Payable upon return of securities loaned	1,751,437

Payable for investments purchased	105,791

Payable for Fund shares repurchased	16,849

Accrued expenses:

Investment advisory and management fees	26,585

Administrative fees	3,141

Distribution fees	5,235

Professional fees	27,850

Trustee fees and expenses	249

Other	14,518

Total liabilities	1,951,655

Net Assets	$25,533,511

* Investments at cost	$18,367,560

Net Assets Represent:

Paid-in capital	$13,175,702

Accumulated net investment loss	(113,988)

Accumulated net realized gain from investments	3,742,067

Net unrealized appreciation on investments	8,729,730

Net Assets	$25,533,511

Class N:

Net Assets	$25,533,511

Shares outstanding	865,344
Net asset value, offering and redemption price per share	$29.51

The accompanying notes are an integral part of these financial statements.
12

Statement of Operations
For the fiscal year ended May 31, 2018

AMG Managers Essex Small/Micro Cap Growth Fund
Investment Income:

Dividend income	$88,622

Securities lending income	17,785

Total investment income	106,407
Expenses:

Investment advisory and management fees	185,209

Administrative fees	39,688

Distribution fees - Class N	66,146

Shareholder servicing fees - Class N	36,248

Professional fees	32,815

Registration fees	27,195

Reports to shareholders	20,525

Custodian fees	10,591

Transfer agent fees	7,049

Trustee fees and expenses	2,185

Miscellaneous	1,686

Total expenses before offsets	429,337

Expense reimbursements	(34,650)

Expense reductions	(205)

Net expenses	394,482

Net investment loss	(288,075)
Net Realized and Unrealized Gain:

Net realized gain on investments	4,946,069

Net change in unrealized appreciation/depreciation on investments	2,033,490

Net realized and unrealized gain	6,979,559

Net increase in net assets resulting from operations	$6,691,484

The accompanying notes are an integral part of these financial statements.
13

Statements of Changes in Net Assets
For the fiscal years ended May 31,

	AMG Managers Essex Small/Micro Cap Growth Fund

	2018	2017[1]
Increase in Net Assets Resulting From Operations:

Net investment loss	$(288,075)	$(289,004)

Net realized gain on investments	4,946,069	3,130,204

Net change in unrealized appreciation/depreciation on investments	2,033,490	2,536,423

Net increase in net assets resulting from operations	6,691,484	5,377,623

Distributions to Shareholders:

From net realized gain on investments:

Class N	(2,891,930)	(1,099,964)

Total distributions to shareholders	(2,891,930)	(1,099,964)

Capital Share Transactions:[2]

Net decrease from capital share transactions	(4,518,984)	(4,759,020)

Total decrease in net assets	(719,430)	(481,361)

Net Assets:

Beginning of year	26,252,941	26,734,302

End of year	$25,533,511	$26,252,941

End of year accumulated net investment loss	$(113,988)	$(134,998)

[1]	Effective October 1, 2016, the Fund’s share class was renamed as described in Note 1 of the Notes to the Financial Statements.
[2]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.
14

AMG Managers Essex Small/Micro Cap Growth Fund
Financial Highlights
For a share outstanding throughout each fiscal year

	For the fiscal years ended May 31,

Class N	2018	2017[1]	2016	2015	2014

Net Asset Value, Beginning of Year	$25.59	$21.84	$28.33	$26.73	$23.42

Income (loss) from Investment Operations:

Net investment loss[2,3]	(0.30)	(0.25)[4]	(0.23)[5]	(0.27)[6]	(0.28)[7]

Net realized and unrealized gain (loss) on investments	7.23	4.99	(3.74)	4.20	6.85

Total income (loss) from investment operations	6.93	4.74	(3.97)	3.93	6.57

Less Distributions to Shareholders from:

Net realized gain on investments	(3.01)	(0.99)	(2.52)	(2.33)	(3.26)

Total distributions to shareholders	(3.01)	(0.99)	(2.52)	(2.33)	(3.26)

Net Asset Value, End of Year	$29.51	$25.59	$21.84	$28.33	$26.73

Total Return[3]	28.26%	21.94%	(14.54)%	15.11%	27.35%

Ratio of net expenses to average net assets	1.49%	1.49%	1.49%	1.49%	1.50%[8]

Ratio of gross expenses to average net assets[9]	1.62%	1.58%	1.58%	1.54%	1.50%[8]

Ratio of net investment loss to average net assets[3]	(1.09)%	(1.05)%	(0.93)%	(0.96)%	(1.00)%[8]

Portfolio turnover	47%	67%	66%	67%	130%

Net assets end of year (000’s) omitted	$25,534	$26,253	$26,734	$36,764	$41,809

[1]	Effective October 1, 2016, Investor Class was renamed Class N.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.27).
[5]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.25).
[6]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.29).
[7]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.30).
[8]	Includes non-routine extraordinary expenses amounting to 0.004% of average net assets.
[9]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

15

Notes to Financial Statements
May 31, 2018

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report is the AMG Managers Essex Small/Micro Cap Growth Fund (the “Fund”). Effective October 1, 2016, the Investor Class was renamed Class N.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end regulated investment companies are valued at their end of day net asset value per share.

The Fund’s portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. The Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing

Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Fund, including a comparison with the prior quarter end and the percentage of the Fund that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in a Fund that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level. U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

16

Notes to Financial Statements (continued)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments. Transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts within the AMG Funds family of mutual funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders.

The Fund had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Fund’s overall expense ratio. For the fiscal year ended May 31, 2018, the reduction in the Fund’s expense ratio was $205 or less than 0.01%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to net operating losses. Temporary differences are due to differing treatments for losses deferred due to excise tax regulations and wash sales.

The tax character of distributions paid during the fiscal years ended May 31, 2018 and May 31, 2017 were as follows:

Distributions paid from:	2018	2017
Ordinary income	—	—

Short-term capital gains	—	—
Long-term capital gains	$2,891,930	$1,099,964

	$2,891,930	$1,099,964

As of May 31, 2018, the components of distributable earnings (excluding unrealized appreciation/depreciation) on tax basis consisted of:

Capital loss carryforward	—

Undistributed ordinary income	—

Undistributed short-term capital gains	—

Undistributed long-term capital gains	$3,816,564

Late-year loss deferral	113,988

At May 31, 2018, the approximate cost of investments and the aggregate gross unrealized appreciation and depreciation were as follows:

Cost	Appreciation	Depreciation	Net
$18,442,057	$9,381,662	$(726,429)	$8,655,233

e. FEDERAL TAXES

The Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on the Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Fund’s tax positions taken on federal income tax returns as of May 31, 2018, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Net capital losses incurred may be carried forward for an unlimited time period, and retain their tax character as either short-term or long-term capital losses.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of May 31, 2018, the Fund had no accumulated net realized capital loss carryovers from securities transactions for federal income tax purposes. Should the Fund incur net capital losses for the fiscal year ended May 31, 2019, such

17

Notes to Financial Statements (continued)

amounts may be used to offset future realized capital gains, for an unlimited time period.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for the Fund the issuance of an unlimited number of shares of beneficial interest, without par value. The Fund records sales and repurchases of its capital stock on the trade date.

For the fiscal years ended May 31, 2018 and May 31, 2017, the capital stock transactions by class for the Fund were as follows:

	May 31, 2018		May 31, 2017
	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	59,389	$1,668,887	101,744	$2,451,858

Reinvestment of distributions	87,134	2,334,329	36,157	876,085

Cost of shares repurchased	(306,893)	(8,522,200)	(336,263)	(8,086,963)

Net decrease	(160,370)	$(4,518,984)	(198,362)	$(4,759,020)

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Fund may enter into third-party repurchase agreements for temporary cash management purposes and third-party joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Fund participates on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Fund’s custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. Pursuant to the Program, the Fund is indemnified for such losses by BNYM on joint repurchase agreements.

At May 31, 2018, the market value of Repurchase Agreements outstanding was $1,751,437.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager selects one or more subadvisers for the Fund (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. The Fund’s investment portfolio is managed by Essex Investment Management Co., LLC, who serves pursuant to a subadvisory agreement with the Investment Manager.

Investment management fees are paid directly by the Fund to the Investment Manager based on average daily net assets. For the fiscal year ended May 31, 2018, the Fund’s investment management fee was paid at the annual rate of 0.70% of the average daily net assets of the Fund. Prior to October 1, 2016, the annual rate for the investment management fee was 1.00% of the Fund’s average daily net assets.

The Investment Manager has contractually agreed, through at least October 1, 2018, to waive management fees and/or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts) brokerage commissions and other transaction costs, acquired fund fees and expenses and extraordinary expenses) to 1.49% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

In general, for a period of up to 36 months, the Investment Manager may recover from the Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause the Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount.

At May 31, 2018, the Fund’s expiration of recoupment is as follows:

Expiration Period
Less than 1 year	$27,418
Within 2 years	25,988
Within 3 years	34,650

Total Amount Subject to Recoupment	$88,056

18

Notes to Financial Statements (continued)

The Trust, on behalf of the Fund, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Fund’s administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Fund’s operations, including administration and shareholder services to the Fund. The Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Fund is distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for the Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Class N shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, the Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of the Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of the Fund’s average daily net assets attributable to the Class N shares.

Effective October 1, 2016, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks and trust companies who provide shareholder recordkeeping, account servicing and other services. The Fund may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of the Fund’s average daily net assets as shown in the table below.

The impact on the annualized expense ratio for the fiscal year ended May 31, 2018, was as follows:

	Maximum Annual Amount Approved	Actual Amount Incurred

Class N	0.15%	0.14%

Prior to October 1, 2016, the Fund did not incur shareholder servicing fees.

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Fund are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Fund to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended May 31, 2018, The Fund borrowed a maximum of $3,699,956 for 2 days paying interest of $457. The interest expense is included in the Statement of Operations as miscellaneous expense. At May 31, 2018, the Fund had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended May 31, 2018, were $12,102,904 and $19,798,185, respectively.

The Fund had no purchases or sales of U.S. Government Obligations during the fiscal year ended May 31, 2018.

4. PORTFOLIO SECURITIES LOANED

The Fund participates in the Program providing for the lending of securities to qualified brokers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Fund is indemnified for such losses by BNYM. Cash collateral is held in a separate omnibus account managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The value of securities loaned on positions held and cash collateral received at May 31, 2018 was $1,680,729 and $1,751,437, respectively.

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Fund under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund had no prior claims or losses and expects the risks of loss to be remote.

19

Notes to Financial Statements (continued)

6. MASTER NETTING AGREEMENTS

The Fund may enter into master netting agreements with its counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see

Note 4.

The following table is a summary of the Fund’s open Repurchase Agreements that are subject to a master netting agreement as of May 31, 2018:

		Gross Amount Not Offset in the Statement of Assets and Liabilities

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Collateral	Cash Collateral Received	Net Amount

Cantor Fitzgerald Securities, Inc.	$1,000,000	$1,000,000	—	—

Nomura Securities International, Inc.	751,437	751,437	—	—

Totals	$1,751,437	$1,751,437	—	—

7. SUBSEQUENT EVENTS

The Fund has determined that no material events or transactions occurred through the issuance date of the Fund’s financial statements, which require an additional disclosure in or adjustment of the Fund’s financial statements.

20

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND SHAREHOLDERS OF AMG MANAGERS ESSEX SMALL/MICRO CAP GROWTH FUND

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of AMG Managers Essex Small/Micro Cap Growth Fund (one of the funds constituting AMG Funds, referred to hereafter as the “Fund”) as of May 31, 2018, the related statement of operations for the year ended May 31, 2018, the statements of changes in net assets for each of the two years in the period ended May 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended May 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2018 and the financial highlights for each of the five years in the period ended May 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 25, 2018

We have served as the auditor of one or more investment companies in AMG Funds Family since 1993.

21

Other Information

TAX INFORMATION

The AMG Managers Essex Small/Micro Cap Growth Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2018 Form 1099-DIV you receive for the Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Managers Essex Small/Micro Cap Growth Fund hereby designates $2,891,930 as a capital gain distribution with respect to the taxable fiscal year ended May 31, 2018, or if subsequently determined to be different, the net capital gains of such year.

22

AMG Funds
Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees
The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:
Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
• Trustee since 2012	Bruce B. Bingham, 69
• Oversees 61 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).
• Trustee since 1999	Edward J. Kaier, 72
• Oversees 61 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).
• Trustee since 2013	Kurt A. Keilhacker, 54
• Oversees 63 Funds in Fund Complex	Managing Partner, TechFund Capital (1997-Present); Managing Partner, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Gordon College (2001-2016).
• Trustee since 2000	Steven J. Paggioli, 68
• Oversees 61 Funds in Fund Complex	Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (32 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008–Present); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001).
• Trustee since 2013	Richard F. Powers III, 72
• Oversees 61 Funds in Fund Complex	Adjunct Professor, U.S. Naval War College (2016-Present); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).
• Independent Chairman	Eric Rakowski, 60
• Trustee since 2000 • Oversees 63 Funds in Fund Complex	Professor of Law, University of California at Berkeley School of Law—Boalt Hall (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (5 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).
• Trustee since 2013	Victoria L. Sassine, 52
• Oversees 63 Funds in Fund Complex	Adjunct Professor, Babson College (2007 – Present).
• Trustee since 2004	Thomas R. Schneeweis, 71
• Oversees 61 Funds in Fund Complex	Professor Emeritus, University of Massachusetts (2013-Present); Partner, S Capital Wealth Advisors (2015-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, CAIA Foundation (Education) (2010-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Partner, S Capital Management, LLC (2007-2015); Director, CISDM at the University of Massachusetts, (1996-2013); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013); Professor of Finance, University of Massachusetts (1977-2013).

23

AMG Funds
Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2011	Christine C. Carsman, 66
• Oversees 63 Funds in Fund Complex	Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-Present); Director (2010-Present) and Chair of the Board of Directors (2015-Present), AMG Funds plc; Director of Harding, Loevner Funds, Inc. (9 portfolios); Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2018	Keitha L. Kinne, 60
• Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007	Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015	Mark J. Duggan, 53
• Chief Legal Officer since 2015	Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017	Thomas G. Disbrow, 52
Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Chief Compliance Officer since 2016	Gerald F. Dillenburg, 51
Vice President, Chief Compliance Officer AMG Funds, AMG Funds LLC (2017-Present); Chief Compliance Officer AMG Funds, AMG Funds LLC (2016-2017); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2016-Present); Chief Compliance Officer, AMG Funds IV (1996-Present); Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds IV (2016-Present); Chief Compliance Officer, Aston Asset Management, LLC (2006-2016); Chief Operating Officer, Aston Funds (2003-2016); Secretary, Aston Funds (1996-2015); Chief Financial Officer, Aston Funds (1997-2010); Chief Financial Officer, Aston Asset Management, LLC (2006-2010); Treasurer, Aston Funds (1996-2010).

• Deputy Treasurer since 2017

John A. Starace, 47

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Controller since 2017	Christopher R. Townsend, 51
Vice President, Business Finance, AMG Funds LLC (2017-Present); Head of Business Finance, AMG Funds LLC (2015-2017); Chief Financial Officer and Financial and Operations Principal, AMG Distributors, Inc. (2016-Present); Controller, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Treasurer, Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017); Chief Financial Officer, Aston Asset Management LLC (2016); Head of Finance and Accounting, Allianz Asset Management (2006-2015).

24

AMG Funds
Trustees and Officers (continued)

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• Anti-Money Laundering Compliance Officer since 2014	Patrick J. Spellman, 44
Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-Present); Anti-Money Laundering Officer, AMG Funds IV, (2016-Present); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016	Maureen A. Meredith, 33
Director, Counsel, AMG Funds LLC (2017-Present); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

25

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INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.835.3879

SUBADVISER

Essex Investment Management Company, LLC

125 High Street, 29th Floor

Boston, MA 02110

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Fund’s shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for the Fund are available on the Fund’s website at amgfunds.com.

A description of the policies and procedures the Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding the Fund’s proxy voting record for the 12-month period ended June 30, call 800.835.3879 or visit the SEC website at sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. To review a complete list of the Fund’s portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit amgfunds.com.

amgfunds.com	29

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Company, LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K U.S. Small Cap Growth

GW&K Investment Management, LLC

AMG Renaissance International Equity

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun Global Opportunities

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG Systematic Mid Cap Value

Systematic Financial Management, L.P.

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Trilogy Emerging Markets Equity

AMG Trilogy Emerging Wealth Equity

Trilogy Global Advisors, L.P.

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond

AMG GW&K Enhanced Core Bond

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

ALTERNATIVE FUNDS

AMG Managers Lake Partners LASSO Alternative

Lake Partners, Inc.

BALANCED FUNDS

AMG Managers Montag & Caldwell Balanced

Montag & Caldwell, LLC

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management, LLC

AMG Managers Emerging Opportunities

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Essex Small/Micro Cap Growth

Essex Investment Management Company, LLC

AMG Managers Fairpointe ESG Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers Guardian Capital Global Dividend

Guardian Capital LP

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

AMG Managers Montag & Caldwell Mid Cap Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

AMG Managers Value Partners Asia Dividend

Value Partners Hong Kong Limited

FIXED INCOME FUNDS

AMG Managers Amundi Intermediate Government

AMG Managers Amundi Short Duration Government

Amundi Pioneer Institutional Asset Management, Inc.

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Co., L.P.

amgfunds.com	053118 AR015

Item 2. CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2018	Fiscal 2017
AMG Managers Essex Small/Micro Cap Growth Fund	$23,344	$20,492

(b)	Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2018	Fiscal 2017
AMG Managers Essex Small/Micro Cap Growth Fund	$7,369	$7,369

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2018 and $0 for fiscal 2017, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e)(1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2018 and 2017 for non-audit services rendered to the Funds and Fund Service Providers were $56,869 and $39,769, respectively. For the fiscal year ended May 31, 2018, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $49,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended May 31, 2017, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $32,400 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment advisor, and any entity controlling, controlled, or under common control with the investment advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6. SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11. CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13. EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940—Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940—Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG FUNDS

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	August 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	August 2, 2018

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date:	August 2, 2018